UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Active MidCap Fund

ANNUAL REPORT December 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Renewal of the Fund’s Management Agreement
41	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2011, through December 31, 2011, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Active MidCap Fund’s Class A shares produced a total return of –5.21%, Class B shares returned –5.46%, Class C shares returned –5.93% and Class I shares returned –5.14%. 1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), produced a total return of –1.55% for the same period.2

A variety of macroeconomic disappointments weighed on equity markets during much of 2011, but rallies in the first and fourth quarters enabled midcap stocks to post only a mild loss, on average.The fund produced lower returns than its benchmark, as investors’ apparent disregard of company fundamentals in making investment selections reduced the potential effectiveness of the fund’s quantitative approach.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, defined by the fund as companies included in the Russell Midcap Index at the time of purchase. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index. We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Economic Uncertainty Triggered Market Volatility

During the opening months of 2011, broad confidence in U.S. economic growth overcame concerns regarding unexpected macroeconomic developments, including political unrest in the Middle East, natural

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

and nuclear disasters in Japan, and an escalating sovereign debt crisis in Europe. By the spring, however, investor confidence came under increasing pressure with European financial instability intensifying, emerging-markets growth slowing and the U.S. economy showing signs of renewed weakness. Negative market trends were exacerbated by the downgrading of long-term U.S. government debt by a major credit-rating agency in early August, sparking severe market declines through September. These negative headlines caused investors to flee riskier assets, including midcap stocks, seemingly regardless of each company’s fundamental strengths and weaknesses.

In October, market conditions began to show signs of improvement, bolstered by better U.S. economic data, a falling unemployment rate and improvements in the global economy. While market volatility remained high, midcap stocks rallied during the final quarter of the year, helping the Index regain much of the ground it had lost earlier. However, returns for midcap stocks proved weaker than those of large-cap stocks as skittish investors continued to favor large, well-established companies over their smaller, faster-growing counterparts.

Stock Selections Produced Mixed Results

In the current investment climate, the factors considered by our quantitative investment model proved relatively ineffective in predicting stock price movements. Stock selections were particularly disappointing in the energy sector, where Arch Coal and natural gas producer Forest Oil lost value due to declining commodity prices and fears of weaker European demand. In the consumer discretionary sector, automotive components suppliers TRW Automotive Holdings and Autoliv suffered amid sluggish sales of new vehicles as consumers delayed new purchases in the uncertain economy. In contrast, auto parts retailer O’Reilly Automotive fared better when consumers elected to repair their current vehicles instead of buying new ones. Other laggards in 2011 included technology firm Computer Sciences, which encountered problems surrounding a government contract in the United Kingdom.

The fund achieved better relative performance in the health care sector, where health plan providers Humana and CIGNA benefited from better-than-expected enrollment trends. Generic drug producer Watson Pharmaceuticals gained value on the strength of rising revenues as patents expired on some top-selling branded drugs.The fund also scored successes in the consumer staples sector, where household products maker Church & Dwight and pork producer Smithfield Foods benefited from renewed interest among investors for companies with track records of consistent earnings and cash flows across economic cycles. Utilities generally fared well for similar reasons, and the fund received especially strong contributions to performance from electricity suppliers Consolidated Edison and Wisconsin Energy. In other areas, Internet and media company IAC/InterActiveCorp advanced after reporting strong quarterly earnings driven by unexpectedly robust results from the company’s online dating service.

Finding Opportunities Created by Volatility

While the high levels of market volatility that prevailed throughout 2011 were unsettling for many investors, we believe that the turbulent environment created opportunities across many market sectors. Our quantitative investment approach is designed to identify such opportunities, and we are confident that it will do so as investors return their focus to company fundamentals.We have found a number of stocks meeting our investment criteria in the health care and consumer staples sectors, but fewer in the financials and industrials sectors.

January 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 31, 2012, at which time it may be extended, terminated or modified.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance. Investors cannot invest directly in an index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 11/27/02 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/27/02 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Active MidCap Fund on 12/31/01 to a $10,000 investment made in the Russell Midcap Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/11

Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	–10.65%		–5.64%	2.70%
without sales charge	1/29/85	–5.21%		–4.52%	3.31%
Class B shares
with applicable redemption charge †	11/27/02	–9.24%		–5.52%	2.92	%†††
without redemption	11/27/02	–5.46%		–5.20%	2.92	%†††
Class C shares
with applicable redemption charge ††	11/27/02	–6.87%		–5.27%	2.60	%†††
without redemption	11/27/02	–5.93%		–5.27%	2.60	%†††
Class I shares	11/27/02	–5.14%		–4.61%	3.33	%†††
Russell Midcap Index		–1.55%		1.41%	6.99%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/27/02 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 11/27/02 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$5.91	$7.51	$9.73	$5.49
Ending value (after expenses)	$876.50	$875.00	$873.10	$877.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.36	$8.08	$10.46	$5.90
Ending value (after expenses)	$1,018.90	$1,017.19	$1,014.82	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 1.59% for Class B, 2.06% for
Class C, and 1.16% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—99.9%	Shares		Value ($)
Consumer Discretionary—15.0%
Bob Evans Farms	96,000	[a]	3,219,840
Cablevision Systems (NY Group), Cl. A	167,600		2,383,272
Cheesecake Factory	107,000	[a,b]	3,140,450
Dillard’s, Cl. A	104,500	[a]	4,689,960
GameStop, Cl. A	137,800	[a,b]	3,325,114
H&R Block	229,500		3,747,735
ITT Educational Services	87,800	[a,b]	4,994,942
Liberty Media-Liberty Capital, Cl. A	3,508	[b]	273,799
O’Reilly Automotive	84,900	[b]	6,787,755
Penn National Gaming	113,400	[b]	4,317,138
TRW Automotive Holdings	128,800	[b]	4,198,880
VistaPrint	118,800	[a,b]	3,635,280
Weight Watchers International	82,200	[a]	4,521,822
Wynn Resorts	47,300		5,226,177
			54,462,164
Consumer Staples—9.6%
Church & Dwight	137,100		6,273,696
Coca-Cola Enterprises	244,400		6,300,632
Constellation Brands, Cl. A	210,800	[b]	4,357,236
Dr. Pepper Snapple Group	165,800		6,545,784
Smithfield Foods	247,000	[b]	5,997,160
Tyson Foods, Cl. A	259,000		5,345,760
			34,820,268
Energy—7.5%
Consol Energy	73,200		2,686,440
Helmerich & Payne	98,900	[a]	5,771,804
Murphy Oil	84,400		4,704,456
Peabody Energy	36,200		1,198,582
SEACOR Holdings	2,900	[b]	257,984
Superior Energy Services	49,700	[a,b]	1,413,468
Tesoro	224,200	[b]	5,237,312
Valero Energy	280,300		5,900,315
			27,170,361
Financial—17.7%
American Capital	327,600	[b]	2,204,748
American Financial Group	94,400		3,482,416

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
Apartment Investment & Management, Cl. A	155,300	[a,c]	3,557,923
Comerica	98,100		2,530,980
Discover Financial Services	241,400		5,793,600
Fifth Third Bancorp	313,900		3,992,808
KeyCorp	794,700		6,111,243
Leucadia National	221,500		5,036,910
Mack-Cali Realty	91,300	[c]	2,436,797
Moody’s	173,500	[a]	5,843,480
Principal Financial Group	41,200		1,013,520
Rayonier	108,150	[c]	4,826,735
Reinsurance Group of America	87,800		4,587,550
SEI Investments	21,900		379,965
SL Green Realty	49,900	[c]	3,325,336
Torchmark	34,500	[a]	1,496,955
Unum Group	31,200	[a]	657,384
Waddell & Reed Financial, Cl. A	158,300		3,921,091
Zions Bancorporation	178,300		2,902,724
			64,102,165
Health Care—11.7%
Agilent Technologies	168,700	[b]	5,892,691
Covance	66,200	[b]	3,026,664
Humana	79,500		6,964,995
Life Technologies	113,800	[b]	4,427,958
Myriad Genetics	41,900	[b]	877,386
ResMed	202,800	[a,b]	5,151,120
Thoratec	98,700	[b]	3,312,372
United Therapeutics	91,300	[b]	4,313,925
Varian Medical Systems	12,100	[b]	812,273
Waters	33,600	[b]	2,488,080
Watson Pharmaceuticals	56,600	[b]	3,415,244
Zimmer Holdings	30,000		1,602,600
			42,285,308

Common Stocks (continued)	Shares		Value ($)
Industrial—10.9%
Alaska Air Group	78,800	[b]	5,917,092
Corrections Corp. of America	138,700	[b]	2,825,319
Fluor	95,500		4,798,875
Gardner Denver	42,300		3,259,638
HollyFrontier	164,100		3,839,940
Kennametal	80,800		2,950,816
L-3 Communications Holdings	19,800		1,320,264
Parker Hannifin	4,200		320,250
Pitney Bowes	269,900	[a]	5,003,946
Textron	242,800	[a]	4,489,372
Timken	20,700		801,297
Universal	28,300	[a]	1,300,668
URS	71,100	[b]	2,497,032
			39,324,509
Information Technology—13.8%
Activision Blizzard	179,800		2,215,136
Amdocs	72,600	[b]	2,071,278
BMC Software	153,700	[b]	5,038,286
CA	290,900	[a]	5,880,543
Cadence Design Systems	91,500	[a,b]	951,600
Dolby Laboratories, Cl. A	10,100	[b]	308,151
DST Systems	65,400		2,977,008
EchoStar, Cl. A	19,900	[b]	416,706
Fiserv	108,100	[b]	6,349,794
Global Payments	3,900		184,782
IAC/InterActiveCorp	138,100	[a]	5,883,060
LSI	881,300	[b]	5,243,735
NVIDIA	135,100	[b]	1,872,486
Plantronics	156,200	[a]	5,566,968
Tech Data	98,400	[b]	4,861,944
Vishay Intertechnology	9,400	[b]	84,506
			49,905,983

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials—6.7%
CF Industries Holdings	39,400		5,712,212
Domtar	71,300	[a]	5,701,148
Eastman Chemical	78,700		3,074,022
Kronos Worldwide	152,900		2,758,316
Minerals Technologies	33,800	[a]	1,910,714
Sealed Air	291,300		5,013,273
			24,169,685
Telecommunication Services—.3%
Telephone & Data Systems	39,200	[a]	1,014,888
Utilities—6.7%
Alliant Energy	91,900		4,053,709
Consolidated Edison	112,800	[a]	6,996,984
Great Plains Energy	271,500		5,913,270
Questar	29,100		577,926
Wisconsin Energy	194,100		6,785,736
			24,327,625
Total Common Stocks
(cost $356,898,852)			361,582,956

Other Investment—.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $565,677)	565,677	[d]	565,677

Investment of Cash Collateral
for Securities Loaned—14.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $53,907,218)	53,907,218 [d]	53,907,218

Total Investments (cost $411,371,747)	115.0%	416,055,851
Liabilities, Less Cash and Receivables	(15.0%)	(54,327,739)
Net Assets	100.0%	361,728,112

a Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$52,344,742 and the value of the collateral held by the fund was $53,907,218.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	17.7	Consumer Staples	9.6
Money Market Investments	15.1	Energy	7.5
Consumer Discretionary	15.0	Materials	6.7
Information Technology	13.8	Utilities	6.7
Health Care	11.7	Telecommunication Services	.3
Industrial	10.9		115.0

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $52,344,742)—Note 1(b):
Unaffiliated issuers			356,898,852	361,582,956
Affiliated issuers			54,472,895	54,472,895
Cash				33,464
Dividends and securities lending income receivable				349,616
Receivable for shares of Common Stock subscribed				9,261
Prepaid expenses				39,099
				416,487,291
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				372,996
Liability for securities on loan—Note 1(b)				53,907,218
Payable for shares of Common Stock redeemed				332,785
Accrued expenses				146,180
				54,759,179
Net Assets ($)				361,728,112
Composition of Net Assets ($):
Paid-in capital				539,567,582
Accumulated undistributed investment income—net				163,266
Accumulated net realized gain (loss) on investments				(182,686,840)
Accumulated net unrealized appreciation
(depreciation) on investments				4,684,104
Net Assets ($)				361,728,112

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	351,999,163	736,575	6,013,892	2,978,482
Shares Outstanding	11,324,739	24,863	203,758	94,638
Net Asset Value Per Share ($)	31.08	29.63	29.51	31.47
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,813,876
Affiliated issuers	756
Income from securities lending—Note 1(b)	125,724
Total Income	5,940,356
Expenses:
Management fee—Note 3(a)	3,099,008
Shareholder servicing costs—Note 3(c)	1,748,795
Professional fees	58,797
Distribution fees—Note 3(b)	54,748
Directors’ fees and expenses—Note 3(d)	53,393
Registration fees	51,225
Prospectus and shareholders’ reports	47,814
Custodian fees—Note 3(c)	33,074
Loan commitment fees—Note 2	5,243
Interest expense—Note 2	290
Miscellaneous	24,838
Total Expenses	5,177,225
Less—reduction in management fee due to undertaking—Note 3(a)	(935)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,365)
Net Expenses	5,174,925
Investment Income—Net	765,431
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	40,084,067
Net unrealized appreciation (depreciation) on investments	(59,252,534)
Net Realized and Unrealized Gain (Loss) on Investments	(19,168,467)
Net (Decrease) in Net Assets Resulting from Operations	(18,403,036)
See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	765,431	1,153,910
Net realized gain (loss) on investments	40,084,067	62,668,728
Net unrealized appreciation
(depreciation) on investments	(59,252,534)	4,403,371
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,403,036)	68,226,009
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(695,448)	(1,434,565)
Class I Shares	(9,173)	(14,938)
Total Dividends	(704,621)	(1,449,503)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,148,674	68,678,060
Class B Shares	16,515	7,088
Class C Shares	419,756	695,822
Class I Shares	930,346	2,287,852
Dividends reinvested:
Class A Shares	652,942	1,354,276
Class I Shares	6,379	10,332
Cost of shares redeemed:
Class A Shares	(74,539,890)	(155,512,976)
Class B Shares	(2,033,423)	(2,690,587)
Class C Shares	(1,891,422)	(2,366,005)
Class I Shares	(2,380,543)	(2,472,123)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(58,670,666)	(90,008,261)
Total Increase (Decrease) in Net Assets	(77,778,323)	(23,231,755)
Net Assets ($):
Beginning of Period	439,506,435	462,738,190
End of Period	361,728,112	439,506,435
Undistributed investment income—net	163,266	102,456

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	611,783	2,328,303
Shares issued for dividends reinvested	20,601	41,929
Shares redeemed	(2,222,181)	(5,344,958)
Net Increase (Decrease) in Shares Outstanding	(1,589,797)	(2,974,726)
Class Ba
Shares sold	497	201
Shares redeemed	(63,927)	(95,487)
Net Increase (Decrease) in Shares Outstanding	(63,430)	(95,286)
Class C
Shares sold	13,253	24,476
Shares redeemed	(61,816)	(84,578)
Net Increase (Decrease) in Shares Outstanding	(48,563)	(60,102)
Class I
Shares sold	26,736	76,069
Shares issued for dividends reinvested	191	309
Shares redeemed	(70,670)	(83,000)
Net Increase (Decrease) in Shares Outstanding	(43,743)	(6,622)

a During the period ended December 31, 2011, 37,431 Class B shares representing $1,173,022, were automatically converted to 35,671 Class A shares and during the period ended December 31, 2010, 58,653 Class B shares representing $1,650,361 were automatically converted to 56,039 Class A shares.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	32.85	28.02	20.87	38.24	47.92
Investment Operations:
Investment income—net[a]	.07	.08	.21	.13	.24
Net realized and unrealized
gain (loss) on investments	(1.78)	4.86	7.15	(17.22)	(2.51)
Total from Investment Operations	(1.71)	4.94	7.36	(17.09)	(2.27)
Distributions:
Dividends from
investment income—net	(.06)	(.11)	(.21)	(.28)	(.18)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)
Total Distributions	(.06)	(.11)	(.21)	(.28)	(7.41)
Net asset value, end of period	31.08	32.85	28.02	20.87	38.24
Total Return (%)[c]	(5.21)	17.62	35.24	(44.73)	(4.76)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24	1.22	1.32	1.22	1.19
Ratio of net expenses
to average net assets	1.24	1.18	1.21	1.21	1.19
Ratio of net investment income
to average net assets	.20	.28	.90	.40	.50
Portfolio Turnover Rate	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period
($ x 1,000)	351,999	424,220	445,290	414,176	1,021,924

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	31.33	26.85	20.03	36.56	46.33
Investment Operations:
Investment (loss)—net[a]	(.03)	(.15)	(.00)[b]	(.14)	(.14)
Net realized and unrealized
gain (loss) on investments	(1.67)	4.63	6.82	(16.39)	(2.40)
Total from Investment Operations	(1.70)	4.48	6.82	(16.53)	(2.54)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)
Net asset value, end of period	29.63	31.33	26.85	20.03	36.56
Total Return (%)[c]	(5.46)	16.69	34.05	(45.21)	(5.51)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	2.09	2.24	2.07	1.97
Ratio of net expenses
to average net assets	1.46	2.01	2.12	2.06	1.97
Ratio of net investment (loss)
to average net assets	(.11)	(.56)	(.01)	(.45)	(.30)
Portfolio Turnover Rate	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period ($ x 1,000)	737	2,766	4,929	6,752	17,435

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	31.38	26.91	20.07	36.60	46.36
Investment Operations:
Investment income (loss)—net[a]	(.19)	(.15)	.02	(.12)	(.12)
Net realized and unrealized
gain (loss) on investments	(1.68)	4.62	6.83	(16.41)	(2.41)
Total from Investment Operations	(1.87)	4.47	6.85	(16.53)	(2.53)
Distributions:
Dividends from investment income—net	—	—	(.01)	—	—
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)
Total Distributions	—	—	(.01)	(.00)[b]	(7.23)
Net asset value, end of period	29.51	31.38	26.91	20.07	36.60
Total Return (%)[c]	(5.93)	16.61	34.13	(45.16)	(5.48)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	2.05	2.14	2.02	1.94
Ratio of net expenses
to average net assets	2.04	2.01	2.03	2.01	1.94
Ratio of net investment income
(loss) to average net assets	(.61)	(.54)	.09	(.41)	(.26)
Portfolio Turnover Rate	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period ($ x 1,000)	6,014	7,919	8,407	8,005	21,231

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class I Shares	2011	2010	2009	2008	2007 [a]
Per Share Data ($):
Net asset value, beginning of period	33.26	28.36	21.10	38.49	48.25
Investment Operations:
Investment income (loss)—net[b]	.09	.10	.16	(.04)	.29
Net realized and unrealized
gain (loss) on investments	(1.80)	4.91	7.23	(17.27)	(2.54)
Total from Investment Operations	(1.71)	5.01	7.39	(17.31)	(2.25)
Distributions:
Dividends from investment income—net	(.08)	(.11)	(.13)	(.08)	(.28)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	(7.23)
Total Distributions	(.08)	(.11)	(.13)	(.08)	(7.51)
Net asset value, end of period	31.47	33.26	28.36	21.10	38.49
Total Return (%)	(5.14)	17.66	35.01	(45.03)	(4.67)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.18	1.61	1.68	1.09
Ratio of net expenses
to average net assets	1.17	1.13	1.50	1.66	1.09
Ratio of net investment income
(loss) to average net assets	.25	.33	.70	(.13)	.60
Portfolio Turnover Rate	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period ($ x 1,000)	2,978	4,602	4,112	4,524	20,696

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (40 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	357,947,676	—	—	357,947,676
Equity Securities—
Foreign†	3,635,280	—	—	3,635,280
Mutual Funds	54,472,895	—	—	54,472,895
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011,The Bank of NewYork Mellon earned $53,882 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated					Net
Investment	Value			Value	Assets
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	12/31/2011 ($)	(%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	896,000	39,946,552	40,276,875	565,677.2
Dreyfus
Institutional
Cash
Advantage
Fund	132,888,468	513,334,480	592,315,730	53,907,218	14.9
Total	133,784,468	553,281,032	632,592,605	54,472,895	15.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $163,266, accumulated capital losses $177,474,068 and unrealized appreciation $4,684,104. In addition, the fund had $5,212,772 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $704,621 and $1,449,503, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2011 was approximately $20,500, with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, from December 1, 2011 through May 31, 2012, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 fees,

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.The Manager had contractually agreed from January 1, 2011 through November 30, 2011, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (exclusive of certain expenses as described above) exceeded 1.25% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertakings, amounted to $935 during the period ended December 31, 2011.

During the period ended December 31, 2011, the Distributor retained $4,187 from commissions earned on sales of the fund’s Class A shares, and $802 and $660 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2011, Class C shares were charged $54,748 pursuant to the Plan. Class B shares were charged less than the maximum allowable rate in accordance with regulatory requirements that limit the amount of sales charges a mutual fund may impose based on sales of the fund’s shares. During the period ended December 31, 2011, Class B shares were not charged an amount under the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2011, Class A, Class B and Class C shares were charged $1,000,423, $4,152 and $18,249, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $299,030 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $44,958 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,365.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $33,074 pursuant to the custody agreement.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $230,080, Rule 12b-1 distribution plan fees $3,816, shareholder services plan fees $76,045, custodian fees $12,397, chief compliance officer fees $5,295 and transfer agency per account fees $45,550, which are offset against an expense reimbursement currently in effect in the amount of $187.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $347,387,370 and $404,905,122, respectively.

At December 31, 2011, the cost of investments for federal income tax purposes was $411,371,747; accordingly, accumulated net unrealized appreciation on investments was $4,684,104, consisting of $29,871,879 gross unrealized appreciation and $25,187,775 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two pending litigations (Deutsche Bank Trust Co., Americas et al. v.Adaly Opportunity Fund TD Secs. Inc. et al., No. 11-cv-04784, filed July 12, 2011 in the United States District Court for the Southern District of New York, and Niese et al. v. Alliance Bernstein L.P. et al., No. 11-cv-04538, filed July 1, 2011 in the United States District Court for the Southern District of New York) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York (S.D.N.Y.No. 11-MD-2296(RJH)).

In addition, there is a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company (The Official Committee of Unsecured Creditors of Tribune Co. v. Fitzsimons et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC), filed Nov. 1, 2010). In this case, the Creditors Committee seeks recovery for alleged “fraudulent conveyances” from more than 32,000 Tribune shareholders, including the fund, in a Third Amended Complaint filed in January 2012.

At this early stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss or range of loss that may result.

The Fund	33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 28, 2012

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2011, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $704,621 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2011, the Board considered the renewal of the fund’s Management Agreement with Dreyfus pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board considered information previously provided to them in a presentation from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund. The Board also considered portfolio management’s brokerage policies and practices (including policies and procedures regarding soft dollars) and the standards applied in seeking best execution.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median and the Performance Universe median in each of the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee approximated the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median, and that the fund’s actual total expenses were below the Expense Group median and the Expense Universe median. The Board noted the impact of an undertaking in effect to reduce the fund’s total expenses during the past year and a Dreyfus representative advised that Dreyfus would, until

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

May 31, 2012, contractually agree to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15%.

The Board received presentations from the fund’s portfolio manager and Dreyfus’ chief investment officer regarding the quantitative process that underlies investment decision-making for the fund and the challenges presented during the past two years to the process, and the portfolio managers’ efforts to modify its process to achieve more competitive results.The Board also noted the fund’s improved relative results for the 1-year period relative to longer-term periods.The Board agreed to continue to closely monitor fund performance and to re-assess the portfolio management team’s performance and implementation of its quantitative investment process in 2012.

Dreyfus representatives reviewed with the Board members the management or investment advisory fees paid to Dreyfus or its affiliates by funds in the same Lipper category as the fund, or by separate accounts and/or other client portfolios managed by Dreyfus or Mellon Capital Management (“MCM”) considered to have similar investment strategies and policies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts. Dreyfus representatives noted that neither Dreyfus nor MCM advise any separate accounts and/or other types of client portfolios considered to have similar investment strategies and policies as the fund.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through May 31, 2012.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement through May 31, 2012 was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 81
———————
William Hodding Carter III (76)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 28
———————
Gordon J. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 42

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 28
———————
Ehud Houminer (71)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia
University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 63
———————
Richard C. Leone (71)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 28
———————
Hans C. Mautner (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 28

Robin A. Melvin (48)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
No. of Portfolios for which Board Member Serves: 52
———————
Burton N.Wallack (61)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 28
———————
John E. Zuccotti (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 28
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

The Fund	43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,942     in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $12,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,931 in 2010 and $3,508 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $168  in 2010 and $149 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,552,052 in 2010 and $20,226,638 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	February 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)